T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Industry-Focused Equity Funds

Supplement to prospectuses dated May 1, 2006

The Portfolio Management paragraphs in Section 3 of the prospectuses dated May 1, 2006, are updated to reflect the following change:

Effective May 1, 2007, Henry M. Ellenbogen will become sole chairman of the Investment Advisory Committee. He currently serves as co-chairman of the Investment Advisory Committee and executive vice president of the fund. Mr. Ellenbogen joined T. Rowe Price in 2001 and has been managing investments since that time.

The date of this supplement is April 10, 2007.

C06-041 4/10/07